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                                                           EXHIBIT 23.5



                   CONSENT OF DENNIS B. GILLINGS, Ph.D.

     I consent to the reference to myself under the caption
"Management-Executive Officers and Directors" contained in the Prospectus of Triangle Pharmaceuticals, Inc. which is a part of the Registration Statement on Form S-3.

                                            /s/ Dennis B. Gillings, Ph.D.
                                            ---------------------------------
                                             Dennis B. Gillings, Ph.D.

April 8, 1998